                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.     [ ] Confidential, for use of the
[X] Definitive proxy statement.          Commission only (as permitted by Rule
[ ] Definitive additional materials.     14a-6(e)(2))
[ ] Soliciting material under
    rule 14a-12

                           AEW Real Estate Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box): [X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------

                          AEW Real Estate Income Fund
                              399 Boylston Street
                          Boston, Massachusetts 02116

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 June 14, 2006

To the Shareholders of the AEW Real Estate Income Fund:

   Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of the AEW Real Estate Income Fund (the "Fund") will be held at the offices of IXIS Asset Management Advisors, L.P., located at 399 Boylston Street, 4th Floor, Boston, Massachusetts 02116, on Wednesday, June 14, 2006 at 2 p.m., for the following purposes:

1. To elect four Trustees of the Fund, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

   The Board of Trustees of the Fund has fixed the close of business on March 31, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                          By order of the Board of Trustees,

                                          Coleen Downs Dinneen,
                                          Secretary

Boston, Massachusetts
April 28, 2006

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

                          AEW REAL ESTATE INCOME FUND
                              399 Boylston Street
                          Boston, Massachusetts 02116

                                PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                 June 14, 2006

Introduction

   This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of AEW Real Estate Income Fund (the "Fund") of a proxy to be voted at the Annual Meeting of Shareholders to be held on June 14, 2006, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the offices of IXIS Asset Management Advisors, L.P., 399 Boylston Street, 4th Floor, Boston, Massachusetts 02116, on Wednesday,
June 14, 2006 at 2 p.m.

   The Meeting is scheduled as a meeting of the respective holders of common shares (the "Common Shareholders") and Series M Auction Market Preferred Shares (the "Preferred Shareholders" and, together with Common Shareholders, the "Shareholders") of the Fund because the Shareholders of the Fund are expected to consider and vote on similar matters.

   The Notice of Annual Meeting of Shareholders (the "Notice"), this Proxy Statement and the enclosed Proxy Card are first being sent to Shareholders on or about April 28, 2006.

   The Board of Trustees of the Fund has fixed the close of business on March 31, 2006 as the record date (the "Record Date") for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of the Fund on the Record Date will be entitled to one vote for each share held, and a fractional vote with respect to fractional shares, on each matter to which they are entitled to vote and that is to be voted on, with no cumulative voting rights. The following table sets forth the number of common shares of beneficial interest, $0.00001 par value per share ("Common Shares"), and Series M Auction Market Preferred Shares, $0.00001 par value per share ("Preferred Shares" and, together with the Common Shares, the "Shares"), of the Fund issued and outstanding at the close of business on the Record Date:

                                         Outstanding Preferred
              Outstanding Common Shares          Shares
                    3,833,389.67                 1,120

   The classes of shares listed above are the only classes of shares currently authorized by the Fund.

   At the Meeting, Preferred Shareholders of the Fund will have equal voting rights (i.e., one vote per Share) with the Fund's Common Shareholders and will vote together with Common Shareholders as a single class on the Proposal to be brought before the Meeting. As summarized in the table below, the Common Shareholders and Preferred Shareholders, voting as a single class, have the right to vote with respect to the election of four Trustees at the Meeting. The following table shows the candidates (the "Nominees"), each of whom has been nominated by the Trustees of the Fund who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund.

                                              Common Shareholders and
                                              Preferred Shareholders,
           Proposal--Election of Trustees         Voting Together
           ------------------------------     -----------------------
           Election of Graham T. Allison, Jr.            X
           Election of Robert Blanding.......            X
           Election of Paul Chenault.........            X
           Election of Richard Darman........            X

   You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all Nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Fund, (ii) by properly executing a later-dated proxy or (iii) by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

                       I. PROPOSAL: ELECTION OF TRUSTEES

   In accordance with the Fund's Amended and Restated Agreement and Declaration of Trust dated as of October 10, 2002 (the "Declaration"), the Trustees are divided into the following three classes (each a "Class"): Class I, whose term will expire at the conclusion of this Meeting; Class II, whose term will expire at the conclusion of the Fund's 2007 annual meeting; and Class III, whose term will expire at the conclusion of the Fund's 2008 annual meeting. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, shareholders will vote to elect Class I Trustees at the Meeting for an approximate three-year term expiring at the 2009 annual meeting. A Trustee elected at an annual meeting shall hold office until the conclusion of the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

   Under this classified Board structure, generally only those Trustees in a single Class may be replaced at any one annual meeting, and it would require a minimum of two annual meetings to change a majority of the Board under normal circumstances. This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of current management.

   The Board, upon recommendation of its Contract Review and Governance Committee, which makes nominations for Trustee membership, approved the nomination of Messrs. Allison, Blanding, Chenault and Darman for election at the Meeting. If elected at the Meeting, they will be Class I Trustees.

   All nominees named above are Trustees of the Fund. Messrs. Allison and Darman have served in that capacity continuously since originally elected or appointed in 2002. Messrs. Blanding and Chenault have served in that capacity continuously since originally appointed in 2003.

   It is currently expected that, in accordance with the Board's current retirement policy, Mr. Chenault will retire prior to the 2007 Annual Meeting.

   Unless authority is withheld, it is the intention of the persons named in the enclosed proxy to vote each proxy for the persons listed above. Each of the Nominees has indicated he will serve if elected, but if he should be unable to serve for the Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy). A Trustee elected by the Board to fill any vacancy occurring in the Board of Trustees shall serve until the next annual meeting of shareholders and until his or her successor shall be elected and shall qualify, subject, however, to the Trustee's prior death, resignation, retirement, disqualification or removal from office. Any Trustee elected by shareholders to fill a vacancy that has arisen since the preceding annual meeting of shareholders (whether or not any such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees, and until his or her successor shall be elected and shall qualify.

Information Regarding Trustees, Nominees and Officers

   The following table provides information concerning the Trustees, the Nominees for election as Trustees and the Officers of the Fund. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

------------------------------------------------------------------------------------------------------------
                          Position(s) Held with the                                Number of Portfolios in
                            Fund, Length of Time                                        Fund Complex
                             Served and Term of       Principal Occupation(s)      Overseen/(3)/ and Other
 Name and Date of Birth          Office/(1)/          During Past 5 Years/(2)/       Directorships Held
------------------------------------------------------------------------------------------------------------
Independent Trustees/(4)/
------------------------------------------------------------------------------------------------------------
Graham T. Allison, Jr.    Trustee since 2002 and    Douglas Dillon Professor     38; Director, Taubman
(3/23/40)                 Nominee, Contract         and Director of the Belfer   Centers, Inc. (real estate
(Class I)                 Review and Governance     Center of Science for        investment trust)
                          Committee Member          International Affairs, John
                                                    F. Kennedy School of
                                                    Government, Harvard
                                                    University
------------------------------------------------------------------------------------------------------------
Charles D. Baker          Trustee since 2005,       President and Chief          38; None
(11/13/56)                Contract Review and       Executive Officer,
(Class III)               Governance Committee      Harvard Pilgrim Health
                          Member                    Care (health plan)
------------------------------------------------------------------------------------------------------------
Edward A. Benjamin        Trustee since 2003,       Retired                      38; Director, Precision
(5/30/38)                 Contract Review and                                    Optics Corporation (optics
(Class II)                Governance Committee                                   manufacturer)
                          Member
------------------------------------------------------------------------------------------------------------
Daniel M. Cain*           Trustee since 2002,       President and Chief          38; Director, Sheridan
(2/24/45)                 Chairman of the Audit     Executive Officer, Cain      Healthcare, Inc. (physician
(Class II)                Committee                 Brothers & Company,          practice management)
                                                    Incorporated (investment
                                                    banking)
------------------------------------------------------------------------------------------------------------
Paul G. Chenault          Trustee since 2003 and    Retired; Trustee, First      38; Director, Mailco
(9/12/33)                 Nominee, Contract         Variable Life (variable life Office Products, Inc.
(Class I)                 Review and Governance     insurance)                   (mailing equipment)
                          Committee Member
------------------------------------------------------------------------------------------------------------
Kenneth J. Cowan          Trustee since 2002,       Retired                      38; None
(4/5/32)                  Chairman of the Contract
(Class II)                Review and Governance
                          Committee
------------------------------------------------------------------------------------------------------------
Richard Darman            Trustee since 2002 and    Partner, The Carlyle         38; Director and Chairman
(5/10/43)                 Nominee, Contract         Group (investments);         of Board of Directors,
(Class I)                 Review and Governance     formerly, Professor, John    AES Corporation
                          Committee Member          F. Kennedy School of         (international power
                                                    Government, Harvard          company)
                                                    University
------------------------------------------------------------------------------------------------------------
Sandra O. Moose*          Chairperson of the Board  President, Strategic         38; Director, Verizon
(2/17/42)                 of Trustees since         Advisory Services            Communications;
(Class III)               November 2005, Trustee    (management consulting);     Director, Rohm and Haas
                          since 2002, ex officio    formerly, Senior Vice        Company (specialty
                          member of each of the     President and Director,      chemicals); Director, AES
                          Audit Committee and       The Boston Consulting        Corporation
                          Contract Review and       Group, Inc. (management
                          Governance Committee      consulting)
------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                        Position(s) Held with the                                Number of Portfolios in
                          Fund, Length of Time                                        Fund Complex
                           Served and Term of        Principal Occupation(s)     Overseen/(3)/ and Other
Name and Date of Birth         Office/(1)/           During Past 5 Years/(2)/      Directorships Held
---------------------------------------------------------------------------------------------------------
John A. Shane           Trustee since 2002, Audit  President, Palmer Service    38; Director, Gensym
(2/22/33)               Committee Member           Corporation (venture         Corporation (software and
(Class III)                                        capital organization)        technology service
                                                                                provider); Director and
                                                                                Chairman of the Board,
                                                                                Abt Associates Inc.
                                                                                (research and consulting
                                                                                firm)
---------------------------------------------------------------------------------------------------------
Cynthia L. Walker       Trustee since 2005, Audit  Executive Dean for           38; None
(7/25/56)               Committee Member           Administration (formerly,
(Class III)                                        Dean for Finance and
                                                   CFO), Harvard Medical
                                                   School
---------------------------------------------------------------------------------------------------------
Interested Trustees
---------------------------------------------------------------------------------------------------------
Robert J. Blanding/(5)/ Trustee since 2003 and     President, Chairman,         38; None
(4/14/47)               Nominee                    Director and Chief
555 California Street                              Executive Officer,
San Francisco, CA 94104                            Loomis, Sayles &
(Class I)                                          Company, L.P.; President
                                                   and Chief Executive
                                                   Officer--Loomis Sayles
                                                   Funds I; Chief Executive
                                                   Officer--Loomis Sayles
                                                   Funds II
---------------------------------------------------------------------------------------------------------
John T. Hailer/(6)/     Trustee since 2002,        President and Chief          38; None
(11/23/60)              President and Chief        Executive Officer, IXIS
(Class II)              Executive Officer          Asset Management
                                                   Advisors, L.P. and IXIS
                                                   Asset Management
                                                   Distributors, L.P.;
                                                   Executive Vice President,
                                                   Loomis Sayles Funds I;
                                                   President--Loomis Sayles
                                                   Funds II; President and
                                                   Chief Executive Officer,
                                                   IXIS Advisor Funds
                                                   Trusts I, II, III and IV and
                                                   IXIS Advisor Cash
                                                   Management Trust
---------------------------------------------------------------------------------------------------------
Officers
---------------------------------------------------------------------------------------------------------
Coleen Downs Dinneen    Secretary, Clerk and Chief Senior Vice President,       Not Applicable
(12/16/60)              Legal Officer, since 2004  General Counsel,
                                                   Secretary and Clerk
                                                   (formerly, Deputy General
                                                   Counsel, Assistant
                                                   Secretary and Assistant
                                                   Clerk), IXIS Asset
                                                   Management Distribution
                                                   Corporation, IXIS Asset
                                                   Management Distributors,
                                                   L.P., IXIS Asset
                                                   Management Advisors,
                                                   L.P.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                       Position(s) Held with the                            Number of Portfolios in
                         Fund, Length of Time                                    Fund Complex
                          Served and Term of      Principal Occupation(s)   Overseen/(3)/ and Other
Name and Date of Birth        Office/(1)/         During Past 5 Years/(2)/    Directorships Held
---------------------------------------------------------------------------------------------------
  James J. Finnegan    Executive Vice President, General Counsel,           Not Applicable
  (4/29/60)            since 2004                Managing Director, Vice
  Two Seaport Lane                               President and Clerk, AEW
  Boston, MA 02110                               Management and
                                                 Advisors, L.P.; General
                                                 Counsel and Vice
                                                 President, AEW Capital
                                                 Management, L.P.; Vice
                                                 President and Assistant
                                                 Clerk, AEW Investment
                                                 Group, Inc.; Vice
                                                 President and Assistant
                                                 Clerk, AEW Real Estate
                                                 Advisors, Inc.
---------------------------------------------------------------------------------------------------
  Michael C. Kardok    Treasurer, Principal      Senior Vice President,     Not Applicable
  (7/17/59)            Financial and Accounting  IXIS Asset Management
                       Officer, since 2004       Advisors, L.P. and IXIS
                                                 Asset Management
                                                 Distributors, L.P.;
                                                 formerly, Senior Director,
                                                 PFPC Inc; formerly, Vice
                                                 President--Division
                                                 Manager, First Data
                                                 Investor Services, Inc.
---------------------------------------------------------------------------------------------------
  Max J. Mahoney       Anti-Money Laundering     Senior Vice President,     Not Applicable
  (5/1/62)             Officer and Assistant     Deputy General Counsel,
                       Secretary, since 2005     Assistant Secretary and
                                                 Assistant Clerk, IXIS
                                                 Asset Management
                                                 Distribution Corporation,
                                                 IXIS Asset Management
                                                 Distributors, L.P. and
                                                 IXIS Asset Management
                                                 Advisors, L.P.; Chief
                                                 Compliance Officer, IXIS
                                                 Asset Management
                                                 Advisors, L.P.; formerly,
                                                 Senior Counsel, MetLife,
                                                 Inc.; formerly, Associate
                                                 Counsel, LPL Financial
                                                 Services, Inc.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                       Position(s) Held with the                            Number of Portfolios in
                         Fund, Length of Time                                    Fund Complex
                          Served and Term of      Principal Occupation(s)   Overseen/(3)/ and Other
Name and Date of Birth        Office/(1)/         During Past 5 Years/(2)/    Directorships Held
---------------------------------------------------------------------------------------------------
  John E. Pelletier    Chief Operating Officer,  Executive Vice President   Not Applicable
  (6/24/64)            since 2004                and Chief Operating
                                                 Officer (formerly, Senior
                                                 Vice President, General
                                                 Counsel, Secretary and
                                                 Clerk), IXIS Asset
                                                 Management Distributors,
                                                 L.P. and IXIS Asset
                                                 Management Advisors,
                                                 L.P.; Executive Vice
                                                 President and Chief
                                                 Operating Officer
                                                 (formerly, Senior Vice
                                                 President, General
                                                 Counsel, Secretary and
                                                 Clerk), IXIS Asset
                                                 Management Distribution
                                                 Corporation; Executive
                                                 Vice President, Chief
                                                 Operating Officer and
                                                 Director (formerly,
                                                 President, Chief Operating
                                                 Officer and Director),
                                                 IXIS Asset Management
                                                 Services Company
---------------------------------------------------------------------------------------------------
  Russell L. Kane      Chief Compliance Officer  Associate General          Not Applicable
  (7/23/69)            of the Fund since 2006,   Counsel, Assistant
                       Assistant Secretary       Secretary and Assistant
                       since 2004                Clerk, IXIS Asset
                                                 Management Distributors,
                                                 L.P. and IXIS Asset
                                                 Management
                                                 Advisors, L.P.; Vice
                                                 President, Associate
                                                 General Counsel,
                                                 Assistant Secretary and
                                                 Assistant Clerk, IXIS
                                                 Asset Management
                                                 Distribution Corporation;
                                                 formerly, Interim Chief
                                                 Compliance Officer of the
                                                 Fund; formerly, Senior
                                                 Counsel, Columbia
                                                 Management Group.

/(1)/As described above, the Trustees are divided into three Classes and serve staggered three-year terms, subject to their prior death, retirement, resignation, disqualification or removal from the Board. It is currently expected that, in accordance with the Board's current retirement policy, Messrs. Chenault and Cowan will retire as Trustees prior to the 2007 Annual Meeting. The current retirement age is 72, but the retirement policy was suspended for the remainder of calendar year 2005. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any Trustees who are currently age 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term. Officers hold office at the pleasure of the Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal.
/(2)/Previous positions during the past five years with IXIS Asset Management
     Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

/(3)/The Trustees of the Fund serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, Loomis Sayles Funds I and Loomis Sayles Funds II.
/(4)/For purposes of this Proxy Statement, the term "Independent Trustees" means those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, and the term "Interested Trustees" means those Trustees who are "interested persons" of the Fund.
/(5)/Mr. Blanding is deemed an "interested person" of the Fund because he holds the following positions with affiliated persons of the Fund: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.
/(6)/Mr. Hailer is an "interested person" of the Fund because he holds the following positions with affiliated persons of the Fund: Director and Executive Vice President of IXIS Asset Management Distribution Corporation; and President and Chief Executive Officer of IXIS Asset Management Advisors, L.P. and IXIS Asset Management Distributors, L.P.
* The holders of the Fund's Preferred Shares are entitled to elect two Trustees. Mr. Cain and Ms. Moose are elected by the Preferred Shareholders. The remaining Trustees are elected by holders of Common Shares and Preferred Shares, voting together as a single class. As required by the 1940 Act, Preferred Shareholders may under certain circumstances elect a majority of the Board of Trustees. Neither Mr. Cain nor Ms. Moose are nominees for re-election at the Meeting; their terms run through the Fund's Annual Meetings in 2007 and 2008, respectively.

   The following table states the dollar range of equity securities beneficially owned as of March 31, 2006 by each Trustee/Nominee of the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee/Nominee in the Fund's "family of investment companies."*

                                                          Aggregate Dollar Range of Equity Securities in All
                                Dollar Range of Equity       Registered Investment Companies Overseen by
Name of Trustee or Nominee    Securities in the Fund/(1)/ Trustee in Family of Investment Companies/(1),(2)/
--------------------------    --------------------------  --------------------------------------------------
Independent Trustees/Nominees
Graham T. Allison Jr.........             A                                       E
Charles D. Baker.............             A                                       A
Edward A. Benjamin...........             A                                       A
Daniel M. Cain...............             A                                       A
Paul G. Chenault.............             A                                       A
Kenneth J. Cowan.............             A                                       B
Richard Darman...............             A                                       A
Sandra O. Moose..............             A                                       A
John A. Shane................             A                                       E
Cynthia L. Walker............             A                                       A

Interested Trustees
Robert J. Blanding...........             A                                       A
John T. Hailer...............             A                                       A

--------
* The "family of investment companies," as defined under the 1940 Act, includes the Fund and the AEW Real Estate Fund.
/(1)/A. None
   B. $1-$10,000
   C. $10,001-$50,000
   D. $50,001-$100,000
   E. over $100,000
/(2)/Includes notional value of shares in which the Trustees are deemed to hold an interest through the deferred compensation plan.

   The Fund does not pay any compensation to its Officers or to its Interested Trustees. Each Independent Trustee (other than the Chairperson) receives a retainer fee at the annual rate of $2,000, and a fee of $375 and related expenses for each meeting of the Board of Trustees attended. The Chairperson of the Board receives an additional annual retainer fee of $200,000 for serving as Chairperson of the Board of Trustees of the Fund Complex (as defined below). The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000 while each committee chairman receives a retainer fee at the annual rate of $3,000. The retainer fees assume four Board or Committee meetings per year. Trustees are compensated for each additional Board or Committee meeting in excess of four meetings per year at the rate of $375 and $200, respectively.

   During the Fund's fiscal year ended January 31, 2006, the Trustees of the Fund received the amounts set forth in the following table for serving as Trustees of the Fund, IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the "Fund Complex").

                           Aggregate      Pension or
                         Compensation     Retirement  Estimated       Total
                       from the Fund for   Benefits     Annual     Compensation
                        the Fiscal Year   Accrued as   Benefits   from the Fund
                            Ending       Part of Fund    upon    Complex Paid to
Name of Trustee        January 31, 2006    Expenses   Retirement Trustees/(1),(2)/
---------------        ----------------- ------------ ---------- ----------------
Independent Trustees
Graham T. Allison, Jr.      $5,700            $0          $0         $105,700
Charles D. Baker/(3)/.      $2,750            $0          $0         $ 47,750
Edward A. Benjamin....      $5,700            $0          $0         $ 98,200
Daniel M. Cain........      $6,700            $0          $0         $158,950
Paul G. Chenault......      $5,700            $0          $0         $105,700
Kenneth J. Cowan......      $6,700            $0          $0         $164,450
Richard Darman........      $5,700            $0          $0         $105,700
Sandra O. Moose.......      $5,325            $0          $0         $107,551
John A. Shane.........      $5,700            $0          $0         $105,700
Cynthia L. Walker/(3)/      $2,750            $0          $0         $ 49,750

Interested Trustees
Robert J. Blanding....      $    0            $0          $0         $      0
John T. Hailer........      $    0            $0          $0         $      0

--------
/(1)/The Fund does not provide pension or retirement benefits to its Trustees.
     IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the "IXIS Advisor and Loomis Sayles Trusts") have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the IXIS Advisor and Loomis Sayles Trusts on a current basis but to receive in a subsequent period an amount equal to the value such fees would have been if they had been invested in a series or series of the IXIS Advisor and Loomis Sayles Trusts selected by the Trustee on a normal payment date for such fees. As a result of this arrangement, the IXIS Advisor and Loomis Sayles Trusts, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the series selected by the Trustees.
/(2)/Total Compensation represents amounts paid for the fiscal year ended
     January 31, 2006 to a Trustee for serving on the board of trustees of 8 trusts. As of January 31, 2006, the 8 trusts had a total of 38 funds. Amounts include payments deferred by Trustees.
/(3)/Mr. Baker and Ms. Walker were elected as Trustees of the Fund on June 15,
     2005.

Board Committees and Meetings

   Contract Review and Governance Committee (the "Governance Committee"). The Governance Committee is comprised solely of Independent Trustees and considers matters relating to advisory arrangements, potential conflicts of interest between the investment adviser and the Fund, governance matters relating to the Fund and the effect of the use of leveraging on Common Shares through the issuance of the Preferred Shares. The Governance Committee also reviews and recommends to the Independent Trustees potential candidates for Trustee membership when necessary. The Board has adopted a written charter for the Governance Committee, a copy of which is included as Appendix A.

   The Governance Committee will, when a vacancy on the Board of the Fund exists or is anticipated, consider any candidate for Independent Trustee recommended by a shareholder of the Fund if such recommendation contains sufficient background information concerning the candidate to enable a proper judgment to be made as to the candidate's qualifications, and the recommendation is received in writing no later than the date specified for receipt of shareholder proposals, as set forth below under "Shareholder Proposals for 2007 Annual Meeting." Any such recommendations must be sent to the address indicated below under "Communications with the Board."

   The Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended by the Governance Committee for nomination as an Independent Trustee. When identifying an individual to potentially fill a vacancy on the Fund's Board, the Governance Committee may seek referrals from a variety of sources, including current Trustees, management of the Fund, and counsel to the Trustees. In evaluating candidates for a position on the Board, the Governance Committee may consider a variety of factors, including (i) the candidate's knowledge of the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Prior to making a final recommendation to the Board, the Governance Committee may conduct personal interviews with the candidates it concludes are the most qualified candidates. Any individuals recommended by shareholders will be evaluated in the same manner as individuals brought to the Board's attention in some other manner. A shareholder recommendation of a candidate for Independent Trustee shall be kept on file and considered by the Board for six (6) months from the date of receipt after which the shareholder recommendation shall be considered stale and discarded.

   The Governance Committee recommended for approval all nominees for Trustee and the Independent Trustees unanimously nominated each nominee for the position of Trustee.

   Audit Committee. The Audit Committee is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Fund's audits and serves as a forum in which the Fund's independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. The Audit Committee also reviews and monitors compliance with stated investment objectives and policies and certain Securities and Exchange Commission (the "SEC") and Treasury regulations as well as operational issues relating to the transfer agent, auction agent, administrator, sub-administrator and custodian and the Preferred Shares. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by the Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of the Fund or employees of certain service providers of concerns related to such matters.

   The Board of Trustees has determined that each member of the Audit Committee is "independent" under the listing standards of the American Stock Exchange, on which the Common Shares of the Fund are listed. The Board has adopted a written charter for its Audit Committee, a copy of which is included as Appendix B. A report of the Audit Committee, dated March 22, 2006, is attached to this Proxy Statement as Appendix C.

   Committee Membership. The current membership of each committee is as follows:

       Audit Committee          Contract Review and Governance Committee
       Daniel M. Cain--Chairman        Kenneth J. Cowan--Chairman
       John A. Shane                   Graham T. Allison, Jr.
       Cynthia L. Walker               Charles D. Baker
                                       Edward A. Benjamin
                                       Paul G. Chenault
                                       Richard Darman

   As Chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

   Board and Committee Meetings.  During the Fund's fiscal year ended
January 31, 2006, the Board held five (5) meetings, the Contract Review and Governance Committee held six (6) meetings and the Audit Committee held six
(6) meetings. The Trustees are not required to attend annual shareholder meetings. None of the Trustees attended the 2005 Annual Meeting of Shareholders.

   Communications with the Board. Shareholders may mail written communications to the Board of Trustees, addressed as follows: To the Attention of the Board of Trustees of AEW Real Estate Income Fund, c/o Secretary of the Fund, IXIS Asset Management Advisors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. Shareholders may also email communications to the Board of Trustees to secretaryofthefunds@ixisag.com, provided however that communications regarding recommendations for Trustee candidates may not be submitted by email. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify that the communication relates to the Fund, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except with respect to shareholder recommendations for candidates for Independent Trustee, the Secretary shall either (i) provide a copy of each properly submitted shareholder communications to the appropriate Committee of the Board, as determined by the Secretary, at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Board Committee promptly after receipt; in either case, the Secretary may also provide, in addition to such shareholder communication, a proposed response to such communication. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent (for example, an employee of the Fund's investment advisor, administrator, custodian, distributor and transfer agent) of the Fund, unless such communication is made solely in such employee's or agent's capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal (i.e., shareholder proxy proposals).

   Required Vote. Re-election of Messrs. Allison and Darman and election of Messrs. Blanding and Chenault to the Board of Trustees of the Fund will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders of the Fund (voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE FOUR NOMINEES FOR TRUSTEE.

                              II. OTHER BUSINESS

   As of the date of this Proxy Statement, the only business that management of the Fund intends to present or knows that others will present is the election of four Trustees of the Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the Shareholder entitled to vote the Shares.

                          III. ADDITIONAL INFORMATION

   Shareholder Reports. The Fund's annual report to shareholders for the fiscal year ended January 31, 2006 may be obtained without charge from the Fund by calling 1-800-862-4863 or by writing to the Fund at 399 Boylston Street, Boston, Massachusetts 02116.

   Investment Manager. AEW Management and Advisors, L.P. (the "Investment Manager"), located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as investment adviser of the Fund.

   Transfer Agent, Auction Agent, Custodian and Administrator. Computershare Investor Services, located at 250 Royall Street, Canton, Massachusetts 02021, serves as the transfer agent, dividend disbursing agent and registrar of the Fund's Common Shares. Deutsche Bank Trust Company Americas, located at 280 Park Avenue, New York, New York 10017, serves as the auction agent for the Fund's Preferred Shares. State Street Bank & Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111, serves as custodian of the Fund's investments. IXIS Asset Management Advisors, L.P., located at 399 Boylston Street, Boston, Massachusetts, 02116, serves as administrator to the Fund.

   Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP ("PwC"), located at 125 High Street, Boston, Massachusetts 02110, has been selected by the Board as the independent registered public accounting firm of the Fund for the current fiscal year ending January 31, 2007.

   A representative of PwC, if requested by any Shareholder at a reasonable time before the Meeting, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

   The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund in each of the last two fiscal years ended January 31, 2005 and January 31, 2006. This table lists only the fees paid by the Fund; the aggregate Audit, Audit-Related and Tax Fees payable in respect of the funds comprising the Fund's "Fund Complex" (defined above) are significantly greater.

                                                Audit-              All
                                        Audit  Related     Tax     Other
                                        Fees   Fees/(1)/ Fees/(2)/ Fees
                                       ------- --------  --------  -----
        2005.......................... $20,000 $10,000    $1,250    $0
        2006.......................... $24,400 $ 7,900    $1,316    $0

              --------
            /(1)/Fees associated with the following audit-related services:

                 Year ended January 31, 2005
                 . $5,000--July 31, 2004 SAS 100 review procedures performed for the Fund.
                 . $5,000--Rating agency agreed-upon procedures reports for the Fund.

                 Year ended January 31, 2006
                 . $5,000--Rating agency agreed-upon procedures reports for the Fund.
                 . $2,900--Agreed-upon procedures related to a change in the Fund's custodian.

            /(2)/Fees for years ended January 31, 2005 and 2006 are for the review of year-end shareholder reporting information.

   On an annual basis, the Treasurer of the Fund submits to the Audit Committee information on the audit, audit-related, tax and other non-audit services to be provided to the Fund, the Adviser or the adviser's affiliates that provide ongoing services to the Fund if such services relate directly to the operation of the Fund that require pre-approval by the Audit Committee. This information provides a description of each type of service that is expected to require pre-approval, the estimated fees expected to be paid for each service and the rationale for engaging the independent auditor to perform each service. The Audit Committee reviews and approves these services and reviews the projected fees for the next calendar year.

   A report is provided to the Audit Committee at regularly scheduled, quarterly Audit Committee meetings containing a summary of the services provided during the prior quarter and the level of fees associated with those services. Any subsequent revisions to already pre-approved services or fees (including fee increases) are also presented for consideration at the quarterly meetings as needed. If subsequent to the annual pre-approval of services by the Audit Committee, the Fund or one of its affiliates determine that they would like to engage the Fund's independent auditors to perform a service not already pre-approved, the Fund or such affiliate submits a request to the Treasurer. If the Treasurer determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), the Treasurer will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

   If, in the opinion of the Treasurer of the Fund, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, the Treasurer shall submit a written summary of the proposed engagement to all members of the Audit Committee outlining the services, the estimated cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the independent auditor to perform the services. Pursuant to procedures approved by the Board, to the extent the proposed engagement involves audit, audit-related or tax services, any one individual member of the Audit Committee who is an Independent Trustee is authorized under these procedures to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit, audit-related or tax, the entire Audit Committee must pre-approve the engagement. The Treasurer will arrange for this interim review and coordinate with the appropriate member(s) of the Audit Committee. An independent auditor must not commence the engagement under consideration until the Treasurer has indicated that the requisite approval has been obtained. The member of the Audit Committee who pre-approves any engagements between regularly scheduled Audit Committee meetings must report, for informational purposes only, any such pre-approval decisions to the Audit Committee at its next regularly scheduled meeting. The percentage of "Audit-Related Fees," "Tax Fees" and "All Other Fees" set forth in the table above that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(i)(C) was zero.

   The following table sets forth the aggregate fees billed for non-audit services rendered by PwC to the Fund and to the Investment Manager, and any other entity controlling, controlled by or under common control with the Investment Manager that provides services to the Fund during each of the last two fiscal years ended January 31, 2005 and January 31, 2006.

                                                   Non-Audit
                                                     Fees
                                                   ---------
                    2005.......................... $191,250
                    2006.......................... $153,060

   In approving the selection of PwC, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether PwC's provision of the non-audit services covered in the table above under "Non-Audit Fees" for the Fund, the Investment Manager and for certain related other parties are compatible with maintaining the independence of PwC as the Fund's principal accountants. Please refer to the Audit Committee Report in Appendix C to this Proxy Statement.

   Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's Trustees and Officers and certain other persons to file within certain designated time periods certain reports regarding ownership of, and transactions in, the Fund's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Fund.

Information About Proxies

   Solicitation of Proxies and Costs of Solicitation. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures. The cost of soliciting proxies for the Fund will be borne by the Fund. In addition, certain officers of the Fund and certain officers and employees of the Investment Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, email and personal interviews. In addition, Computershare Investor Services, Inc. may be engaged to assist in the solicitation of proxies, the cost of which will be borne by the Fund and is estimated to be approximately $1,500 in the aggregate, plus out-of-pocket expenses.

   Quorum, Adjournments and Methods of Tabulation. A quorum for the Fund at the Meeting will consist of the presence in person or by proxy of thirty three and 1/3 percent (33 1/3%) of the total Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting for the Fund or, even if a quorum is so present, in the event that sufficient votes to elect all the Nominees are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments will be decided by a plurality of the Shares entitled to vote present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any of the Nominees. They will vote against any such adjournment those proxies required to be voted against all of the Nominees and will not vote any proxies that withhold authority to vote on the election of all the Nominees. The costs of any additional solicitation and of any adjourned session will be borne by the Fund.

   Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers (the "Tellers") for the Meeting. The Tellers will count the total number of votes cast "for" approval of each nominee for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, assuming a quorum is present, neither abstentions nor broker non-votes have any effect on the outcome of the election.

   Shareholder Proposals for 2007 Annual Meeting. It is currently anticipated that the Fund's next annual meeting of Shareholders will be held in June 2007. Under the Fund's Bylaws, shareholders submitting any proposals for the Fund intended to be presented at the 2007 annual meeting must ensure that such proposals are received by the Fund, in good order and in compliance with all applicable legal requirements, no later than March 14, 2007 and not earlier than February 28, 2007. Shareholders who wish for the Fund to include a proposal in the proxy statement for next year's annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act of 1934 must submit their proposal so that it is received by the Fund no later than December 29, 2006. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws and the Exchange Act of 1934. Shareholder proposals should be addressed to the attention of the Secretary of the Fund.

   Significant Shareholders. As of March 31, 2006, the following shareholders beneficially or of record owned 5% or more of the outstanding shares of the noted class of the Fund:

                                                                                Number of    Percentage
                                                                                 Shares     of Shares of
 Title of Class  Name and Address of Record Owner                                 Owned     Class Owned
 --------------  --------------------------------                              ------------ ------------
Common Shares
                 Cede & Co./(1) (2)/                                           3,820,473.00    99.66%
                 c/o Depository Trust Company
                 Box 20
                 New York, NY 10004-9998
Preferred Shares
                 First Clearing, LLC/(1)(3)/                                            421    37.59%
                 10700 Wheat First Drive
                 WS 1195
                 Glen Allen, VA 23060

                 JP Morgan Chase Bank/Correspondence Clearing Services/(1)(3)/          120    10.71%
                 Proxy Services
                 14201 Dallas Parkway, Suite 121
                 Dallas, TX 75254

                 Merrill Lynch, Pierce, Fenner & Smith Safekeeping/(1)(3)/              209    18.66%
                 101 Hudson Street, 8/th/ Floor
                 Jersey City, NJ 07302

                 Merrill Lynch, Pierce, Fenner & Smith Incorporated/(1)(3)/             146    13.04%
                 101 Hudson Street, 9/th/ Floor
                 Jersey City, NJ 07302

                 National Financial Services LLC/(1)(3)/                                151    13.48%
                 200 Liberty Street
                 New York, NY 10281

                 Wells Fargo Brokerage Services, LLC/(1)(3)/                             67     5.98%
                 608 Second Avenue South, 5/th/ Floor
                 Minneapolis, MN 55479

--------
/(1)/Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of the Fund, it may be deemed to "control" the Fund within the meaning of the 1940 Act.
/(2)/A nominee for participants in the Depository Trust Company.
/(3)/Shares held at the Depository Trust Company.

   Ownership of Shares by Management. As of March 31, 2006, none of the Trustees/Nominees and Executive Officers of the Fund owned any of the Fund's outstanding Common Shares or Preferred Shares.

                                                                     Appendix A

                    Contract Review & Governance Committee
                                      of
                          IXIS Advisor Funds Trust I
                          IXIS Advisor Funds Trust II
                         IXIS Advisor Funds Trust III
                      IXIS Advisor Cash Management Trust
                          IXIS Advisor Funds Trust IV
                          AEW Real Estate Income Fund
                             Loomis Sayles Funds I
                            Loomis Sayles Funds II

                                    CHARTER

   1) The Contract Review & Governance Committee (the "Committee") of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Cash Management Trust, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts") shall be composed entirely of independent trustees.

   2) The purposes of the Committee are:

      a) Contract Review Matters:

          i) To request and evaluate such information as may reasonably be necessary to evaluate the terms of the advisory agreements, subadvisory agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the funds in each Trust on an annual basis and as needed throughout the year;

          ii) To monitor the performance of the advisers and oversee the performance of the subadvisers to the funds in each Trust on a quarterly and annual basis, and as needed throughout the year;

          iii) To monitor the discount or premium, if any, of the closed end fund's market price on the American Stock Exchange to its net asset value;

          iv) To monitor the effect of the use of leveraging (through the issuance of preferred shares) of the closed-end fund on common share total return;

          v) To hold scheduled meetings on a regular basis in order to conduct such Committee business and report to the full Board of Trustees at their next regularly scheduled meeting or sooner; and

          vi) To submit minutes of such meetings to the full Board on a regular basis.

      b) Governance Matters:

          i) The Committee (or a subcommittee established by the Board) shall make and consider nominations for independent trustee membership on the Board of Trustees when necessary, pursuant to the procedures set forth in Appendix A hereto;

          ii) The Committee shall, at least annually, review board governance practices and procedures and shall recommend any appropriate changes to the full board;

          iii) The Committee shall review the composition of the board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the board;

          iv) The Committee shall, at least annually, review trustee compensation and shall recommend any appropriate changes to the independent trustees;

          v) The Committee shall review committee assignments on an annual basis; and

          vi) The Committee shall review as necessary the responsibilities of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full board.

   3) Other Powers and Responsibilities:

      a) The Committee shall monitor the performance of legal counsel employed by the Trusts and the independent trustees, and shall be responsible for the supervision of counsel for the independent trustees;

      b) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Trust;

      c) when appropriate the Committee shall review potential conflict of interest situations; and

      d) The Committee shall review this charter at least annually and recommend any changes to the full board.

--------------------------------------------------------------------------------

         Appendix A--Procedures with Respect to Nominees to the Board

I. Identification of Candidates. When a vacancy on the Board of the Trusts exists or is anticipated, the Committee may make nominations for Trustee membership. When nominating an individual to fill a vacancy on the Trust's Board, the Committee may seek referrals from a variety of sources, including current Trustees, management of the Funds, Funds counsel and counsel to the Independent Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures. The Committee has not established specific, minimum qualifications that must be met by an individual in order for such person to be considered by the Committee for nomination as an Independent Trustee.

II.Shareholder Candidates. Except as provided below, the Committee also shall consider any candidate for Independent Trustee recommended by a shareholder of a Trust if such recommendation contains sufficient background information concerning the candidate to enable a proper judgment to be made as to the candidate's qualifications, and the recommendation is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Board of Trustees, c/o Secretary of the Trust. Such requirements may be contained in a Trust's Declaration of Trust or Bylaws. For example, the Bylaws of the AEW Real Estate Income Fund contain detailed requirements that must be met by shareholders submitting Trustee candidates. In such case, any shareholder nominations must meet such requirements in order to be considered. A recommendation from a shareholder shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

III.Evaluation of Candidates. In evaluating nominees for a position on the Board, the Committee may consider any factors it deems appropriate, including, without limitation, (i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) the existing composition of the Board and any anticipated vacancies or other transitions. Any individuals recommended by shareholders will be evaluated in the same manner as individuals brought to the Board's attention in some other manner.

                                                                     Appendix B
                                Audit Committee
                                      of
                          IXIS Advisor Funds Trust I
                          IXIS Advisor Funds Trust II
                         IXIS Advisor Funds Trust III
                          IXIS Advisor Funds Trust IV
                      IXIS Advisor Cash Management Trust
                          AEW Real Estate Income Fund
                             Loomis Sayles Funds I
                            Loomis Sayles Funds II

                                    CHARTER

   1) The Audit Committee (the "Committee") of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Cash Management Trust, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"):

      a) shall be composed entirely of trustees who are not "interested persons" (as defined for purposes of the Investment Company Act of 1940) of the Trusts; and

      b) with respect to the Audit Committee of the AEW Real Estate Income Fund only:

          i) shall be composed entirely of trustees who (i) meet the independence standards set forth in Section 121(A) of the American Stock Exchange Company Guide (Listing Standards, Policies and Requirements) (the "AMEX Guide") and any additional or different independence standards adopted by the American Stock Exchange to implement the standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934 and (ii) the financial literacy requirements set forth in the first sentence of Section 121(B)(a)(ii) of the AMEX Guide; and

          ii) shall include at least one trustee who meets the financial sophistication and experience requirements set forth in
       Section 121(B)(a)(ii) of the AMEX Guide.

   2) The purposes of the Committee are:

      a) to oversee the Trusts' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

      b) to oversee the quality and objectivity of the Trusts' financial statements and the independent audit thereof;

      c) to review such aspects of the operations of the Trusts as the Committee or the full Board of Trustees shall deem appropriate;

      d) to act as liaison between the Trusts' independent auditors and the full Board of Trustees;

      e) to review operational issues relating to the preferred shares of the AEW Real Estate Income Fund, including performance by the auction agent of its duties in connection with the auctions;

      f) to oversee any issues in connection with the AEW Real Estate Income Fund's implementation of a managed dividend policy;

      g) to oversee, pursuant to Section 307 of the Sarbanes-Oxley Act of 2002, the Funds' "reporting up" compliance process for attorneys appearing and practicing before the Securities and Exchange Commission in the representation of the Funds, as such process is implemented by the Funds' Chief Legal Officer;

      h) to hold scheduled meetings on a quarterly basis, or more frequently if the Committee determines that more frequent meetings are necessary for it to fulfill its responsibilities, in order to conduct such Committee business and report to the full Board of Trustees at their next regularly scheduled meeting or sooner; and

      i) to submit minutes of such meetings to the full Board of Trustees on a regular basis.

   The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, the auditors' responsibility to plan and carry out a proper audit, and management's and the auditors' responsibility to determine that the Trusts' financial statements are complete and accurate and in accordance with generally accepted accounting principles.

   3) Powers and Responsibilities:

      a) Audit Matters:

          (1) the auditors are ultimately responsible to the Audit Committee and, with respect to all Trusts other than the AEW Real Estate Income Fund, the full Board of Trustees, as representatives of the Trusts' shareholders, and the Audit Committee has the ultimate authority and responsibility for the selection, evaluation, compensation (at the expense of the relevant Trust(s)) and, where appropriate, replacement of the auditors (or, if applicable, to nominate the auditors to be proposed for shareholder approval in any proxy statement), who will report directly to the Audit Committee, and, in connection therewith, to evaluate the independence of the auditors, including, to the extent required by applicable law, a review of any non-audit services provided to any entities in the same investment company complex as the Trusts, and to receive from the auditors a formal written statement delineating all relationships between the auditors and the Trusts consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and to take, or recommend that the full Board of Trustees take, appropriate action to oversee the independence of the auditors;

          (2) to meet with the Trusts' independent auditors, including private meetings, and to request such information as they deem appropriate in connection therewith, as necessary to discuss the matters required to be discussed by Statement of Auditing Standards No. 61, including without limitation, (i) the arrangements for and scope of the annual audit and any special audits; (ii) any matters of concern relating to the Trusts' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);
       (iii) the auditors' comments with respect to the Trusts' financial policies, procedures and internal accounting controls and management's response thereto; and (iv) the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

          (3) to the extent required by applicable law, to approve all audit and non-audit services rendered to the Trusts and all non-audit services rendered to the Trusts' investment advisers and certain of their affiliates; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified in a timely manner of each such service;

          (4) to consider the effect upon the Trusts of any changes in accounting principles or practices proposed by management or the auditors; to review an analysis, if any, prepared by the Trusts' management and auditors of significant financial reporting issues and judgments (including issues relating to the valuation of the Trusts' portfolio securities) made in connection with the preparation of the Trusts' financial statements; and to resolve disagreements between the Trusts' management and the auditors regarding financial reporting;

          (5) to review the fees charged by the auditors for audit and non-audit services;

          (6) to review and discuss the Trusts' financial statements with management; and

          (7) with respect to the AEW Real Estate Income Fund only, to consider whether to recommend to the Board of Trustees that the Trusts' audited financial statements be included in the Trusts' annual reports to shareholders.

      b) Operational Matters:

          (1) to review performance of the transfer agent, sub-transfer agents, custodian, sub-custodians and other service providers to the Trusts;

          (2) to review such operational matters with respect to the advisers and subadvisers to the Trusts as the Committee shall deem appropriate;

          (3) to review the codes of ethics of the advisers and subadvisers to the Trusts and review and evaluate reports of any violations of such codes of ethics;

          (4) to investigate any improprieties in Trust operations, including the establishment of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

          (5) to review dividend and capital gain distributions;

          (6) to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

          (7) to regularly meet with the Treasurer or other officers of the Trusts, if the Committee deems such meetings are necessary;

   4) Additional Powers and Responsibilities.

      a) the Committee shall have the resources and authority necessary or appropriate to discharge its responsibilities, including the authority to retain independent counsel and other advisers, experts or consultants at the expense of the appropriate Trust;

      b) when appropriate, and to the full extent required by Section 120 of the AMEX Guide, the Audit Committee shall review potential conflict of interest situations; and

      c) the Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                                                                     Appendix C

   The Audit Committee of the Board of Trustees issued the following report concerning the financial statements for the Fund's most recent fiscal year.

   The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with PricewaterhouseCoopers LLP, the Fund's independent registered public accountants, the matters required to be discussed by SAS 90 (Audit Committee Communications), which amends SAS 61 (Communication with Audit Committees). The Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Communications with Audit Committees), and discussed with PricewaterhouseCoopers LLP its independence.

   Based on this review and these discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended January 31, 2006 for filing with the Securities and Exchange Commission.

                                          John A. Shane
                                          Daniel M. Cain
                                          Cynthia L. Walker

                                                                  RIFPROXY-0406

[LOGO]

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6
                     [_] Mark this box with an X if you have made changes to your name or address details above.

================================================================================
Annual Meeting Proxy Card
================================================================================

A  Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

                                For Withhold

01 - Mr. Graham T. Allison, Jr. [_]   [_]

02 - Mr. Robert Blanding        [_]   [_]

03 - Mr. Paul Chenault          [_]   [_]

04 - Mr. Richard Darman         [_]   [_]

                                    [_]  Mark this box with an X if you plan
                                         to attend the Annual Meeting.
                                    [_]  Mark this box with an X if you have
                                         made comments below.

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

Signature 1 - Please keep signature within the box Signature 2 - Please keep signature within the box Date (mm/dd/yyyy)

-------------------------------   --------------------------------   --------
                                                                     /      /
-------------------------------   --------------------------------   --------

================================================================================
Proxy - AEW Real Estate Income Fund
================================================================================

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF THE FUND

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 14, 2006

The undersigned hereby appoints Michael Kardok, Russell Kane and Coleen Downs Dinneen, and each of them separately, with full power of substitution, as proxies for the undersigned, to vote, act and consent with respect to any and all shares of AEW Real Estate Income Fund (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at IXIS Asset Management Advisors, L.P., 399 Boylston Street, 4th Floor, Boston, MA 02116, at 2:00 p.m., on Wednesday, June 14, 2006, and at any continuation or adjournment thereof, with all powers the undersigned would possess if personally present, upon such business as may properly come before the Meeting including the matters indicated on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR each nominee.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

SHAREHOLDERS ARE URGED TO MARK, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. PLEASE DO NOT FORGET TO DATE THIS PROXY.

[LOGO]

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6
                     [_] Mark this box with an X if you have made changes to your name or address details above.

================================================================================
Annual Meeting Proxy Card
================================================================================

A  Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

                                For Withhold

01 - Mr. Graham T. Allison, Jr. [_]   [_]

02 - Mr. Robert Blanding        [_]   [_]

03 - Mr. Paul Chenault          [_]   [_]

04 - Mr. Richard Darman         [_]   [_]

                                    [_]  Mark this box with an X if you plan
                                         to attend the Annual Meeting.
                                    [_]  Mark this box with an X if you have
                                         made comments below.

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

Signature 1 - Please keep signature within the box Signature 2 - Please keep signature within the box Date (mm/dd/yyyy)

-------------------------------   --------------------------------   --------
                                                                     /      /
-------------------------------   --------------------------------   --------

================================================================================
Proxy - AEW Real Estate Income Fund
================================================================================

PREFERRED SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF THE FUND

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 14, 2006

The undersigned hereby appoints Michael Kardok, Russell Kane and Coleen Downs Dinneen, and each of them separately, with full power of substitution, as proxies for the undersigned, to vote, act and consent with respect to any and all shares of AEW Real Estate Income Fund (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at IXIS Asset Management Advisors, L.P., 399 Boylston Street, 4th Floor, Boston, MA 02116, at 2:00 p.m., on Wednesday, June 14, 2006, and at any continuation or adjournment thereof, with all powers the undersigned would possess if personally present, upon such business as may properly come before the Meeting including the matters indicated on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR each nominee.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

SHAREHOLDERS ARE URGED TO MARK, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. PLEASE DO NOT FORGET TO DATE THIS PROXY.